BlackRock FundsSM

BlackRock Advantage Small Cap Core Fund

(the “Fund”)

Supplement dated March 13, 2020 to the Summary Prospectuses and Prospectuses of the Fund, each dated September 27, 2019, as supplemented to date

Effective March 14, 2020, the repayment arrangement between the Fund and BlackRock Advisors, LLC pursuant to which the Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated. Accordingly, effective March 14, 2020, references to such repayment arrangement in the Fund’s Summary Prospectuses and Prospectuses are hereby deleted.

Shareholders should retain this Supplement for future reference.

PRO2-ADVSCC-0320SUP